Accrued Expenses and Accrued Compensation	12 Months Ended
Feb. 29, 2020
Accrued Expenses and Accrued Compensation
Accrued Expenses and Accrued Compensation

(5) Accrued Expenses and Accrued Compensation

Accrued expenses consisted of the following:

	February 28/29,
	2019	2020
Accrued professional and consulting fees	$755	$3,375
Accrued software, hardware, and communication costs	154	228
Accrued litigation matter	1,100	1,100
Accrued taxes	335	512
Accrued other	796	1,365
Total	$3,140	$6,580

See note 13 discussion regarding accrued litigation matter.

Included in accrued compensation is $5,884 of accrued bonus expense related to bonuses earned during the fiscal year ended February 29, 2020. This bonus amount will be settled in June 2020 through the issuance of fully vested stock options exercisable into shares of the Company’s common stock. The Company determined the amount of stock options to be issued by taking the cash bonus earned divided by the fair value of the Company’s common stock at May 31, 2020, which was $17.50. The Company then used the Black Scholes methodology to determine the fair value of the stock options granted, which resulted in a grant-date fair value of $10.88 per stock option. The fair value of the stock options issued was determined using an estimated fair value of common stock based upon a third party valuation, expected volatility of 78.4%, expected term of 5.0 years, and risk-free interest rate of 0.3%.

Accrued compensation includes $4,905 of payroll withholding taxes payable related to the exercise of nonqualified stock options during the fiscal year ended February 29, 2020. The Company has a corresponding receivable for the same amount, which is classified in prepaid and other current assets in the Company’s consolidated balance sheet at February 29, 2020.